SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2007

LITHIUM TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10446	13-3411148
(State or Other Jurisdiction of Incorporation or Organization )	(Commission File Number)	(IRS Employer Identification No.)

5115 Campus Drive, Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 940-6090

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry Into a Material Definitive Agreement.

(a) On July 16, 2007 Lithium Technology Corporation (the “Company”) entered into an Agreement of Sublease with Arch Hill N.V. (“Arch Hill”) for the sublease by the Company of office space in the Netherlands. The Sublease commenced July 16, 2007 and terminates August 1, 2008. The rent payable by the Company to Arch Hill is U.S. $15,500 per month. Arch Hill is a majority stockholder of the Company. This move is part of the Company’s plan to establish large manufacturing facility in The Netherlands. The office space will be used by the coordinators of the project and the management of the Company.

(b) On July 16, 2007 the Company entered into a Services Agreement with Arch Hill pursuant to Arch Hill will provide services for multiple functions and tasks, including: investor relationship manager for the territory of Europe, public relations affair coordinator, publicity reception functions, and interaction with executives and strategic partners. The agreement provides for compensation of $3,600. Arch Hill is required to devote to Company matters one person with at least 50% of his time. The term of the agreement continues until August 1, 2008 unless terminated by either party on 30 days prior notice.

(c) On July 16, 2007 the Company entered into a Services Agreement with Arch Hill pursuant to which Arch Hill will provide services for multiple functions and tasks, including: acting as the executive assistant to the Chief Financial Officer and Chief Executive Officer of the Company, office management, publicity, and reception functions, and interaction with executives of investors and strategic partners. The agreement provides for compensation of $3,400. Arch Hill is required to devote to Company matters one person with at least 50% of her time. The term of the agreement continues until August 1, 2008 unless terminated by either party on 30 days prior notice.

Section 2 – Financial Information

Item 2.03.	Creation of a Direct Financial Obligation.

See Item 1.01 above.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.71	Agreement of Sublease dated July 16, 2007 between the Company and Arch Hill

10.72	Contract Services Agreement for Investor Relations Services between the Company and Arch Hill dated July 16, 2007

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10.73	Contract Services Agreement for Administration Services between the Company and Arch Hill dated July 16, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 17, 2007

LITHIUM TECHNOLOGY CORPORATION
(Registrant)

By:	/s/ Amir Elbaz
Amir Elbaz
Vice President, Chief Financial Officer and Treasurer

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